EXHIBIT 32.1





               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





     In connection with the Quarterly  Report  of  Amerigo  Energy,  Inc.  (the

"Company")  on Form 10-Q for the period ending June 30, 2012 as filed with  the

Securities and  Exchange Commission on the date hereof (the "Report"), Jason F.

Griffith, Chief Executive Officer and Chief Financial Officer of the Company do

certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:



     (1) The Report  fully  complies  with the requirements of Section 13(a) or

     15(d) of the Securities Exchange Act of 1934; and



     (2)  The  information contained in the  Report  fairly  presents,  in  all material respects,  the  financial  condition and results of operations of the Company.







/s/ Jason F. Griffith

Chief Executive Officer

Chief Financial Officer



August 20, 2012